                             PRE-WORKOUT AGREEMENT
                             ---------------------

     AGREEMENT, made as of February 26, 2001 among BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE, INC., in its capacity as agent ("Agent") for the financial institutions (the "Lenders") from time to time party to the Loan Agreement (defined below) and OPTICARE EYE HEALTH NETWORK, INC., formerly known as CONSOLIDATED EYE CARE, INC., a North Carolina corporation ("CEC"), OPTICARE
EYE HEALTH CENTERS, INC., a Connecticut Corporation ("OptiCare"), PRIMEVISION HEALTH INC., a Delaware corporation ("PVH") and together with CEC and OptiCare, the "Borrowers"), OPTICARE HEALTH SYSTEMS, INC., a Delaware corporation (the "Parent"; and together with the Borrowers, the "Obligors").



                               W I T N E S S E T H
                               - - - - - - - - - -


WHEREAS:

     A. The Lenders made loans and other financial accommodations (the "Loans") to the Borrowers pursuant to a certain Amended and Restated Loan and Security Agreement dated as of August 13, 1999 (the "Loan Agreement") (as the same shall have been amended, restated, modified and supplemented from time to time, the "Loan Documents").

     B. The Borrowers are in default under the Loan Documents and have requested the Agent and the Lenders to enter into discussions for a possible workout arrangement with respect to the Loans (the "Discussions").

     C. The Agent and the Lenders are unwilling to enter into the Discussions unless the Obligors make certain representations, and agree to certain understandings with respect to the Discussions, as are more particularly set forth in this Agreement.

     NOW, THEREFORE, to induce the Agent and the Lenders to enter into the Discussions, and in consideration of Ten ($10) Dollars and other good and valuable consideration, the receipt and sufficiently of which are hereby acknowledged by the Agent, Lenders and Obligors, the parties hereto agree as follows:

     1. Borrower Representations. The Borrowers represent, warrant and covenant to the Agent and the Lenders that (a) the outstanding principal balance of the Senior Loans as of the date hereof is See Attached Schedule I [and outstanding accrued and unpaid interest on the Senior Loans as of the date hereof is See Attached Schedule I] (b) the Loan Documents are set forth in Exhibit A annexed hereto and made a part hereof, and have not been modified or amended except as may be set forth in Exhibit A; (c) there are no other understandings or agreements relating to the Loans other than the Loan Documents; (d) the Loan Documents are and shall remain in full force and effect;
(e) Borrowers are in default under the Loan Documents as set forth in Exhibit B annexed hereto and made a part hereof and there are no other defaults by the Borrowers under the Loan Documents; (f) the Agent and the Lenders are not in default under any of the Loan Documents and there are no offsets, counterclaims or defenses to the obligations of the Obligors, or the rights, remedies or powers of the Lenders, thereunder; (g) there are no defenses, set-offs or counterclaims to or with respect to the obligations of the Obligors under the Loan Documents and the Obligors agree not to interpose any defense, set-off or counterclaim in any action brought by the Agent or the Lenders with respect thereto; (h) the Obligors have been represented by counsel of their choice in connection with this Agreement which it has executed freely and without coercion or duress.

     2. Definitive Documents. No understanding, offer, commitment, assurance, intention, agreement or proposal which may arise during the Discussions, whether oral or written, shall be binding or of any force or effect unless and until definitive documents, satisfactory in all respects to the Agent and the Lenders, in its sole and absolute discretion, shall have been fully executed and delivered by an authorized representative of the Agent and the Lenders.

     3. No Waivers. Unless (and only to the extent) contained in the definitive documents described in Section 2 hereof, no correspondence, memoranda, instruments, documents, negotiations, statements, conversations, proposals or other actions or communications heretofore, now or hereafter made or undertaken by the Agent and Lenders (or any representative, officer, director, employee, counsel or other party acting, or purporting to act, on behalf of the Agent and Lenders) in connection with the discussions, shall (a) constitute a waiver, cure or extension of time with respect to any default, or the performance of any obligation, of the Obligors under the Loan Documents (whether or not such default or non-performance is known or set forth in Exhibit B hereof; (b) constitute a waiver of, or evidence an intention to forbear in the exercise of, any rights, powers or remedies of the Agent and Lenders under any of the Loan Documents at law or otherwise, all of which obligations, rights, powers and remedies are expressly reserved and may be exercised at any time in accordance with the provisions of the Loan Documents and/or applicable law; (c) be relied upon by the Obligors for any purpose; (d) give rise to any liability, duty or obligation of the Agent and Lenders; (e) be admissable as evidence or for any other purpose in or in connection with any action, hearing, litigation, arbitration or other proceeding; (f) constitute a tolling or extension of any time period with respect to, or evidence an intention or agreement to forbear in the prosecution of, any legal proceedings which may have been brought or commenced, or may hereafter be brought or commenced, by the Agent and Lenders;
(g) constitute a modification, amendment or waiver of any provisions of the Loan Documents; or (h) affect in any manner the Agent's and Lenders' right to sell, assign or otherwise transfer all or any portion of its interest in any of the Loans.

     4. Authorized Representatives. Each party executing and delivering this letter agreement on behalf of the Obligors represents and warrants to the Agent and the Lenders that (a) s/he is authorized to execute and deliver this Agreement on behalf of the respective Obligor and to represent the respective Obligors in the discussions; (b) all necessary consents for such execution, delivery and representation have been obtained; and (c) this Agreement has been duly and validly executed and delivered on behalf of the Obligors and constitutes the binding agreement and obligations of the Obligors enforceable in accordance with its terms.

     5. Termination. The discussions may be terminated by the Agent and Lenders at any time and for any reason or for no reason, in its sole and absolute discretion. Any such termination shall be without liability to the Agent and Lenders whatsoever. The provisions of this Agreement shall survive any such termination, whether or not pursuant to a settlement.

     6. Legal Fees. All out-of-pocket costs and expenses incurred by the Agent and Lenders in connection with the discussions (including, without limitation, legal, accounting and other professional and consultant's fees and disbursements) shall be paid by the Obligors and shall constitute a portion of the indebtedness secured by the Loan Documents.

     7. Release. The Obligors hereby release all claims (including any lender liability claims) against the Agent and the Lenders.

     8. References. All references to the Loan Agreement in the Loan Agreement or any other Loan Document and the other documents or instruments delivered pursuant to or in connection therewith shall mean such Loan Agreement as modified hereby and as each may in the future be amended, restated, supplemented or modified from time to time. This Agreement shall constitute a Loan Document.

     9. Counterparts. This Agreement may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which, taken together, shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by telecopier shall be effective as delivery of a manually executed counterpart.

     10. Effectiveness. This Agreement shall become effective upon execution of a counterpart of this Agreement by each party.

     11. Miscellaneous. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior understandings or agreements which may exist with respect thereto. This Agreement shall be binding upon the Obligors, their successors, assigns, heirs, legatees, distributees and legal representatives, and shall inure to the benefit of the Agent and the Lenders, their successors, assigns, subsidiaries, designees and legal representatives. This Agreements shall be governed by the law of the State of New York, without regard to principles of conflicts of laws. If any provision of this Agreement shall be unenforceable by applicable law, such provision shall be ineffective without invalidating the remaining provisions of this Agreement. Section headings used herein are for convenience only and shall not be a part of this Agreement or used to interpret any of the provisions hereof. This Agreement may not be modified or amended except in a written instrument executed by the party to be charged.

     IN WITNESS WHEREOF, the Obligors, the Agent and the Lenders have caused this Agreement to be duly executed by their respective officers of the day and year first above written.


                                        OPTICARE EYE HEALTH NETWORK, INC.

                                        By:     /s/ Dean Yimoyines
                                                ----------------------------
                                                Name:  Dean Yimoyines
                                                Title: President

                                        Attest: /s/ William Blaskzewicz
                                                ----------------------------
                                                Name:  William Blaskzewicz
                                                Title: C.A.O.

                                        OPTICARE EYE HEALTH CENTERS, INC.

                                        By:     /s/ Dean Yimoyines
                                                ----------------------------
                                                Name:  Dean Yimoyines
                                                Title: President

                                        Attest: /s/ William Blaskzewicz
                                                ----------------------------
                                                Name:  William Blaskzewicz
                                                Title: C.A.O.

                                        PRIMEVISION HEALTH, INC.

                                        By:     /s/ Dean Yimoyines
                                                ----------------------------
                                                Name:  Dean Yimoyines
                                                Title: President

                                        Attest: /s/ William Blaskzewicz
                                                ----------------------------
                                                Name:  William Blaskzewicz
                                                Title: C.A.O.

                                        OPTICARE HEALTH SYSTEMS, INC.

                                        By:     /s/ Dean Yimoyines
                                                ----------------------------
                                                Name:  Dean Yimoyines
                                                Title: President

                                        Attest: /s/ William Blaskzewicz
                                                ----------------------------
                                                Name:  William Blaskzewicz
                                                Title: C.A.O.

                                        BANK AUSTRIA CREDITANSTALT CORPORATE
                                        FINANCE, INC., as Agent

                                        By:     /s/ Andrew J. Russell
                                                ----------------------------
                                                Name:  Andrew J. Russell
                                                Title: Senior V.P.

                                        By:     /s/ A.W. Seidel
                                                ----------------------------
                                                Name:  A.W. Seidel
                                                Title: SVP

                                        Attest: /s/ Laird W. Schaefer
                                                ----------------------------
                                                Name:  Laird W. Schaefer
                                                Title: Vice President

                                        BANK AUSTRIA CREDITANSTALT CORPORATE
                                        FINANCE, INC., as Lender

                                        By:     /s/ Andrew J. Russell
                                                ----------------------------
                                                Name:  Andrew J. Russell
                                                Title: Senior V.P.

                                        By:     /s/ A.W. Seidel, SVP
                                                ----------------------------
                                                Name:  A.W. Seidel
                                                Title: SVP

                                        Attest: /s/ Laird W. Schaefer
                                                ----------------------------
                                                Name:  Laird W. Schaefer
                                                Title: Vice President

                                  SCHEDULE I
OPTICARE

REVOLVER
outstanding principal        12,700,000.00          includes 400,000 standly L/C

outstanding libor interest      200,364.69
interest accrued to 26/2         44,317.72

Total interest                  244,682.41

TERM LOAN A
outstanding Principal        17,375,000.00

Outstanding libor interest      246,269.43
interest accrued to 26/2         52,847.75

Total interest                  299,117.18

PHYSICIAN L/Cs
L/Cs outstanding                692,344.00         162,500.00 Anne C. Huntington expiry 9/5/01 *
                                                   162,500.00 John A. Distler expiry 9/5/01 *
                                                   183,672.00 Micheal Somers expiry 2/27/01
                                                   183,672.00 John C. Higgins expiry 2/27/01

Total principal outstanding  30,767,344.00
Total principal outstanding     543,799.00


* these are Physician Put Letters of Credit subject to the limitations set forth in the Loan Agreement.